UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Inland Real Estate Corporation (the “Company”) is filing this Current Report on Form 8-K (the “Current Report”) to retrospectively revise the financial statements and certain other information previously filed as part of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission on February 27, 2012 and thereafter amended (the “2011 Annual Report”).  In conjunction with the re-issuance of the Company’s financial statements, certain information from the 2011 Annual Report has been revised to reflect the impact of the disposition of two properties and the classification of one property as “held for sale” during the six months ended June 30, 2012.

During the six months ended June 30, 2012, the Company sold:  (i) Grand Traverse Crossing, a 21,337 square foot single tenant property in Traverse City, Michigan, for approximately $1.2 million; and (ii) Riverplace Center, a 74,414 square foot neighborhood shopping center, in Noblesville, Indiana, for approximately $4.5 million.  Additionally, as of June 30, 2012, the Company has classified a vacant 67,541 square foot, single tenant property located in Indianapolis, Indiana, as “held for sale.”  The operations of these properties have been reclassified as discontinued operations for all periods presented in the revised financial statements.

The consolidated financial statements and notes to the consolidated financial statements included in the 2011 Annual Report have been recast to reflect updated “discontinued operations” presentation and disclosures.  Items from the aforementioned Annual Report on Form 10-K that contain revised information include:

•                  Selected Financial Data

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations

•                  Consolidated financial statements of Inland Real Estate Corporation as of December 31, 2011, and for each of the years in the three year period ended December 31, 2011 and the notes thereto

These disclosures, as revised, are attached to this Current Report as Exhibits 99.1 through 99.3 and are incorporated herein by reference.  Except as expressly noted above, the information contained in this Current Report, including information in the exhibits attached hereto, has not been updated to reflect developments since December 31, 2011.

Item 9.01               Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated October 4, 2012

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Consolidated financial statements of Inland Real Estate Corporation as of December 31, 2011, and for each of the years in the three year period ended December 31, 2011 and the notes thereto

101

The following materials from Inland Real Estate Corporation’s Current Report on Form 8-K containing revised information from its Annual Report on Form 10-K for the year ended December 31, 2011 are formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations and Other Comprehensive Income, (iii) the Consolidated Statements of Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these consolidated financial statements, tagged as blocks of text*

*As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2012

INLAND REAL ESTATE CORPORATION

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated October 4, 2012

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Consolidated financial statements of Inland Real Estate Corporation as of December 31, 2011, and for each of the years in the three year period ended December 31, 2011 and the notes thereto

101

The following materials from Inland Real Estate Corporation’s Current Report on Form 8-K containing revised information from its Annual Report on Form 10-K for the year ended December 31, 2011 are formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations and Other Comprehensive Income, (iii) the Consolidated Statements of Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these consolidated financial statements, tagged as blocks of text*

*As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934